Dreyfus Strategic Municipals, Inc.


      SEMIANNUAL REPORT March 31, 2002


                      DREYFUS STRATEGIC MUNICIPALS, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                            29   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                             Dreyfus Strategic Municipals, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Strategic Municipals, Inc., covering the six-month period from October 1, 2001 through March 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
W. Michael Petty.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, the municipal bond market has given back a portion of the gains achieved during its 2001 rally.

Indeed, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Strategic Municipals, Inc. perform during the period?

For the six-month period ended March 31, 2002, the fund achieved a total return of 0.69%.(1) Over the same period, the fund provided income dividends of $0.306 per share, which is equal to an annualized distribution rate of 6.38%.(2)

We attribute the fund' s performance to market weakness late in the reporting period, which offset earlier gains. Municipal bond prices declined sharply in March when the Federal Reserve Board suggested that its aggressive interest-rate reduction campaign was probably finished. The fund's total return was also hurt by poor performance among tax-exempt bonds issued by airlines, which were hard-hit in the aftermath of the September 11 attacks.

We are pleased, however, that on March 14, 2002 the fund's board of directors announced an increase in the fund's income dividend from $0.051 per share to $0.060 per share payable April 25, 2002 for shareholders of record on April 11, 2002.

What is the fund's investment approach?

The fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The fund ordinarily invests at least 80% of its net assets in municipal obligations and at least 50% of its net assets in municipal obligations considered investment grade.

To this end, we have constructed the portfolio by seeking income opportunities through analysis of each bond's structure, including paying close attention to each bond's yield, maturity and early redemption features.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Over time, many of the fund's relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with what we believe are comparable securities at then prevailing yields. When we believe an opportunity exists, we also may seek to upgrade the portfolio's investments with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund's performance?

During the first half of the reporting period, the fund generally benefited from lower interest rates. In response to persistent economic weakness, which was intensified by the September 11 terrorist attacks, the Federal Reserve Board (the "Fed") continued to reduce short-term interest rates during the fourth quarter of 2001, taking the benchmark federal funds rate down to its lowest level in 40 years. As a result, generally yields on municipal bonds continued to fall, and their prices rose.

In the second half of the reporting period, however, the Fed shifted from its accommodative monetary policy to a neutral stance, primarily in response to evidence that the U.S. economy had begun to recover. Many fixed-income investors interpreted this shift as a signal that the Fed's next moves would be toward higher interest rates. While we do not expect any rate hikes in the immediate future, these expectations were nonetheless factored into long-term municipal bond prices, erasing earlier gains.

In this environment, we continued to seek income opportunities. We reduced the fund's holdings of lower rated securities and reallocated those assets primarily to bonds with single-A and double-A credit ratings. We focused on income-oriented securities selling at modest premiums to their face values

In addition, the fund has continued to benefit from the leverage provided by its issuance of preferred stock. Because the fund's borrowing costs fell along with short-term interest rates while long-term bond yields remained relatively stable during the reporting period, this strategy proved particularly beneficial. We recently locked in those low borrowing costs for a portion of the fund's preferred shares.

However, the benefits of our yield enhancement strategy were offset during the reporting period by weakness among the fund's corporate holdings, particularly tax-exempt bonds issued by airlines that were hurt in the aftermath of the September 11 terrorist attacks. Although these bonds have rebounded since hitting their lows in January 2002, they have not yet reached pre-attack price levels.

What is the fund's current strategy?

Consistent with the fund's investment objective, we have continued to emphasize income-oriented bonds. However, we have also been careful to focus on issuers that, in our opinion, enjoy good credit quality. After bonds are purchased, we generally hold them for the long term until they mature or are redeemed.

April 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURN FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)

STATEMENT OF INVESTMENTS


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--149.0%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--4.0%

Alabama 21st Century Authority, Tobacco Settlement

   Revenue 5.75%, 12/1/2019                                                                   8,900,000                8,720,398

Alabama Industrial Development Authority,

  SWDR (Pine City Fiber Co.)

   6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.)                                         5,000,000                4,821,600

Houston County Health Care Authority

   6.25%, 10/1/2030 (Insured; AMBAC)                                                          8,000,000                8,456,160

ALASKA--2.4%

Alaska Housing Finance Corp.:

   6%, 12/1/2040                                                                              2,000,000                2,039,240

   6%, 6/1/2049 (Insured; MBIA)                                                               6,250,000                6,369,375

Valdez, Marine Terminal Revenue

   (BP Pipeline Inc. Project) 5.50%, 10/1/2028                                                5,000,000                4,883,450

ARKANSAS--2.8%

Arkansas Development Finance Authority, SFMR

  (Mortgage Backed Securities Program):

      6.45%, 7/1/2031 (Guaranteed: FNMA, GNMA)                                                9,830,000               10,308,623

      6.25%, 1/1/2032 (Guaranteed; GNMA)                                                      5,000,000                5,188,600

ARIZONA--7.0%

Apache County Industrial Development Authority, PCR

  (Tucson Electric Power Co. Project):

      5.85%, 3/1/2028                                                                         4,000,000                3,704,160

      5.875%, 3/1/2033                                                                        2,050,000                1,895,348

Maricopa Pollution Control Corp., PCR

   (Public Service Co.) 5.75%, 11/1/2022                                                      6,000,000                5,844,360

Pima County Industrial Development Authority,
   Industrial Revenue (Tucson Electric Power Co. Project)
   6%, 9/1/2029                                                                              15,500,000               14,626,265

Scottsdale Industrial Development Authority, HR

   (Scottsdale Healthcare) 5.80%, 12/1/2031                                                   6,000,000                5,901,780

Tempe Industrial Development Authority, IDR

   (California Micro Devices Corp. Project)
   10.50%, 3/1/2018                                                                           6,720,000                6,759,245

CALIFORNIA--4.3%

California Pollution Control Financing Authority, PCR

   (Southern California Edison Co.) 7%, 2/28/2008                                             5,000,000                4,999,750

State of California 9.264%, 12/1/2018 (Insured; FSA)                                         10,000,000  (a,b)        10,054,300

Los Angeles Regional Airports Improvement Corp., Lease

  Revenue (Los Angeles International Airport):

      6.35%, 11/1/2025                                                                        4,930,000                4,621,382

      7.50%, 12/1/2024                                                                        4,500,000                4,373,460


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA--1.5%

District of Columbia Tobacco Settlement Financing Corp.,

   Asset Backed 6.75%, 5/15/2040                                                              8,000,000                8,366,400

FLORIDA--8.6%

Escambia County, PCR (Champion International
   Corp. Project) 6.90%, 8/1/2022                                                             3,500,000                3,668,385

Florida Board of Education, Capital Outlay
   9.557%, 6/1/2019                                                                          20,000,000  (a,b)        20,720,400

Florida Housing Finance Corp., Housing Revenue

  (Nelson Park Apartments)

   6.40%, 3/1/2040 (Insured; FSA)                                                            12,380,000               12,925,339

Highlands County Health Facilities Authority, HR

   (Adventist Health Systems) 5.25%, 11/15/2028                                               7,750,000                6,938,885

Orange County Health Facilities Authority, HR

   (Regional Healthcare Systems) 6%, 10/1/2026                                                2,000,000                2,018,000

South Lake County Hospital District, Health, Hospital and

  Nursing Home Revenue (South Lake Hospital Inc.)

   5.80%, 10/1/2034                                                                           1,200,000                1,176,096

GEORGIA--3.2%

Georgia Housing Finance Authority,
   SFMR 6.45%, 12/1/2030                                                                      7,450,000                7,819,371

Private Colleges and Universities Facilities Authority,
   Revenue (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     8,900,000  (c)           9,740,516

HAWAII--1.6%

Hawaii Department of Transportation,
  Special Facility Revenue:

      (Caterair International Corp. Project)
         10.125%, 12/1/2010                                                                   3,800,000                3,818,544

      (Continental Airlines, Inc.) 5.625%, 11/15/2027                                         6,820,000                4,883,529

IDAHO--1.0%

Power County Industrial Development Corp, SWDR

   (FMC Corp. Project) 6.45%, 8/1/2032                                                        5,750,000                5,436,108

ILLINOIS--9.1%

Chicago:

   6.125%, 1/1/2028 (Insured; FGIC)                                                          15,815,000               16,937,707

   (Wastewater Transmission Revenue)

      6%, 1/1/2030 (Insured; MBIA)                                                            3,000,000                3,347,400

Chicago-O'Hare International Airport,
   Special Facility Revenue:

      (Delta Airlines Project) 6.45%, 5/1/2018                                                4,855,000                4,592,927

      (United Airlines, Inc. Project) 6.30%, 5/1/2016                                         2,800,000                1,715,112

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Illinois Development Finance Authority, Revenue:

  (Community Rehabilitation Providers Facilities

      Acquisition Program) 6%, 7/1/2015                                                       3,500,000                3,475,955

   Hospital (AdventistHealth System / Sunbelt

      Obligated Group) 5.50%, 11/15/2029                                                      2,125,000                1,933,219

Illinois Health Facilities Authority, Revenue:

   (Advocate Network Health Care) 6.125%, 11/15/2022                                          4,020,000                4,130,751

   (OSF Healthcare System) 6.25%, 11/15/2029                                                  8,730,000                8,903,116

   (Swedish American Hospital) 6.875%, 11/15/2030                                             4,995,000                5,276,768

INDIANA--6.3%

Franklin Township Independent School Building Corp.,

   First Mortgage 6.125%, 1/15/2022                                                           6,500,000                7,379,515

Indiana Housing Finance Authority, SFMR 5.95%, 1/1/2029                                       3,640,000                3,691,470

Indianapolis Airport Authority

   (United Airlines Project) 6.50%, 11/15/2031                                               35,325,000               23,668,103

KANSAS--1.9%

Wichita, HR (Christian Health System Inc.)

   6.25%, 11/15/2024                                                                         10,000,000               10,294,200

KENTUCKY--3.6%

Kenton County Airport Board, Airport Revenue

  (Special Facilities-Delta Airlines Project):

      7.50%, 2/1/2020                                                                         6,060,000                6,060,242

      7.125%, 2/1/2021                                                                        6,000,000                5,838,840

      6.125%, 2/1/2022                                                                        9,200,000                8,225,168

LOUISIANA--1.7%

Parish of Saint James, SWDR
   (Freeport-McMoRan Partnership Project)
   7.70%, 10/1/2022                                                                          10,000,000                9,661,000

MARYLAND--.0%

Baltimore County, PCR

   (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015                                            2,500,000  (d)             172,000

MASSACHUSETTS--2.3%

Massachusetts Industrial Finance Agency, Revenue

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 6,000,000                4,773,780

Massachusetts Health and Educational Facilities Authority,

  Revenue:

    (Beth Israel Hospital Issue)

         10.12%, 7/1/2025 (Insured; AMBAC)                                                    3,000,000  (a)           3,138,750

      (Partners Healthcare System) 5.75%, 7/1/2032                                            5,000,000                4,974,600


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--3.2%

Michigan Hospital Finance Authority, HR

   (Ascension Health Credit) 6.125%, 11/15/2026                                               5,000,000                5,168,700

   (Genesys Health System Obligated Group)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (c)           5,836,700

Michigan Strategic Fund, SWDR

   (Genesee Power Station Project) 7.50%, 1/1/2021                                            6,900,000                6,644,700

MINNESOTA--.8%

Minneapolis and Saint Paul Metropolitan Airports

  Commission, Special Facilities Revenue

   (Northwest Airlines Project) 7%, 4/1/2025                                                  5,000,000                4,374,150

MISSISSIPPI--4.9%

Claiborne County, PCR (Middle South Energy, Inc.)

   (System Energy Resources, Inc.) 6.20%, 2/1/2026                                            5,545,000                5,429,609

Mississippi Business Finance Corp., PCR (System Energy

   Resource Inc. Project) 5.875%, 4/1/2022                                                   22,790,000               21,846,722

MISSOURI-- .8%

Saint Louis Industrial Development Authority, Revenue

   (Saint Louis Convention Center) 7.25%, 12/15/2035                                          4,250,000                4,406,315

MONTANA--1.6%

Montana Board of Housing, Single Family Mortgage

   6.45%, 6/1/2029                                                                            8,740,000                9,117,743

NEVADA--5.4%

Clark County, IDR:

  (Nevada Power Company Project):

      5.60%, 10/1/2030                                                                        8,550,000                7,527,249

      5.90%, 10/1/2030                                                                        5,000,000                4,582,800

   (Southwest Gas Corp.) 7.50%, 9/1/2032                                                      4,000,000                4,098,920

Washoe County (Reno-Sparks Convention Center)

   6.40%, 7/1/2029 (Insured; FSA)                                                            12,000,000               13,591,560

NEW HAMPSHIRE--2.5%

New Hampshire Health and Educational Facilities Authority,

  Revenue (Exeter Project):

      6%, 10/1/2024                                                                           1,000,000                1,001,230

      5.75%, 10/1/2031                                                                        1,000,000                  963,600

New Hampshire Industrial Development Authority, PCR

   (Connecticut Light and Power) 5.90%, 11/1/2016                                             5,000,000                4,965,900

New Hampshire Business Finance Authority, PCR, Revenue

   (Public Service Co. Project) 6%, 5/1/2021                                                  7,000,000                6,936,790

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--4.8%

New Jersey Economic Development Authority, Special
  Facility Revenue (Continental Airlines Inc. Project):

      6.40%, 9/15/2023                                                                        3,000,000                2,644,680

      6.25%, 9/15/2029                                                                        8,000,000                6,826,560

New Jersey Health Facilities Financing Authority, Revenue

   (Christian Health Care Center) 8.75%, 7/1/2018                                            14,585,000               17,299,852

NEW MEXICO--.7%

Farmington, PCR (Tucson Electric Power Co., San Juan)

   6.95%, 10/1/2020                                                                           4,000,000                4,072,360

NEW YORK--3.9%

Long Island Power Authority, New York Electric
   System Revenue 7.399%, 12/1/2016                                                          10,000,000  (a,b)        10,158,000

New York State Energy Research and Development
   Authority, Electric Facilities Revenue
   (Long Island Lighting Co.):

      7.15%, 2/1/2022                                                                         3,000,000                3,090,810

      6.90%, 8/1/2022                                                                         3,275,000                3,453,389

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          4,500,000                4,742,190

NORTH CAROLINA--.5%

Charlotte, Special Facilities Revenue (Charlotte / Douglas
   International Airport) 5.60%, 7/1/2027
   (Guaranteed; U.S. Air)                                                                     5,145,000                2,643,192

NORTH DAKOTA--2.4%

North Dakota Housing Finance Agency, Home
  Mortgage Revenue (Housing Finance Program):

      6.50%, 1/1/2031                                                                         9,700,000               10,100,707

      6.15%, 7/1/2031                                                                         3,385,000                3,468,203

OHIO--3.2%

Ohio Air Quality Development Authority, PCR

   6.10%, 8/1/2020                                                                            3,000,000                3,001,290

Ohio Housing Finance Agency,
   Residential Mortgage Revenue:

      6.25%, 9/1/2020 (Collateralized; GNMA)                                                  4,855,000                5,056,288

      6.35%, 9/1/2031 (Collateralized; GNMA)                                                  4,860,000                5,060,135

Ohio Water Development Authority, Pollution Control

  Facilities Revenue (Cleveland Electric Co.)

   6.10%, 8/1/2020                                                                            4,350,000                4,385,365


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OKLAHOMA--2.8%

Oklahoma Industries Authority

   (Health System Obligated Group) 5.75%, 8/15/2029                                          12,230,000               12,419,565

Tulsa Municipal Airport Trust, Revenue

   (American Airlines) 7.35%, 12/1/2011                                                       2,900,000                2,880,599

PENNSYLVANIA--3.2%

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric Project) 7.625%, 5/1/2025                                              7,000,000                7,529,270

Pennsylvania Housing Financing Authority

   9.855%, 4/1/2025                                                                           6,000,000  (a,b)         6,037,500

York County Hospital Authority, Revenue

   (Health Center--Lutheran Social Services)
   6.50%, 4/1/2022                                                                            4,250,000                4,014,295

SOUTH CAROLINA--5.4%

Piedmont Municipal Power Agency, Electric Revenue

   6.55%, 1/1/2016                                                                            1,690,000                1,690,254

Spartanburg County, Hospital Facilities Revenue

  (Spartanburg General Hospital System)

   11.179%, 4/13/2022 (Prerefunded 4/15/2002)                                                 7,700,000  (a,c)         8,040,186

Tobacco Settlement Revenue Management Authority,

  Tobacco Settlement Revenue:

      6.375%, 5/15/2028                                                                       9,825,000                9,933,566

      6.375%, 5/15/2030                                                                      10,100,000               10,231,704

TENNESSEE--5.6%

Knox County Health Educational and Housing Facilities

  Board, Hospital Facilities Revenue

  (Baptist Health System of Eastern Tennessee)

   6.50%, 4/15/2031                                                                           6,000,000                5,880,840

Memphis Center City Revenue Finance Corp.,
   Tennessee Sports Facility Revenue
   (Memphis Redbirds) 6.50%, 9/1/2028                                                        10,000,000                9,901,000

Tennessee Housing Development Agency
   (Homeownership Program) 6.40%, 7/1/2031                                                   14,435,000               15,122,972

TEXAS--12.9%

Austin Convention Enterprises Inc., Convention Center

   6.70%, 1/1/2028                                                                            4,000,000                4,023,120

Brazos River Authority, PCR (TXU Energy Company)

   5.75%, 5/1/2036                                                                            3,570,000                3,569,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Dallas-Fort Worth International Airport, Airport Facility

  Improvement Corp., Revenue (American Airlines Inc.)

   6.375%, 5/1/2035 (Guaranteed; American Airlines Inc.)                                      8,500,000                6,909,650

Harris County Health Facilities Development Corp., HR

  (Memorial Hermann Hospital System Project)

   6.375%, 6/1/2029                                                                           8,500,000                8,755,510

Houston Airport System, Special Facilities Revenue,

  Airport Improvement (Continental Airlines):

      6.125%, 7/15/2027                                                                       8,100,000                6,557,679

      6.75%, 7/1/2029                                                                         8,250,000                7,234,343

      5.70%, 7/15/2029                                                                        3,750,000                2,821,163

Port Corpus Christi Authority, Nueces County General

   Revenue (Union Pacific Corp.) 5.65%, 12/1/2022                                             7,750,000                7,412,643

Sabine River Authority, PCR (TXU Electric Co. Project):

   6.45%, 6/1/2021                                                                            9,000,000                9,117,000

   5.50%, 5/1/2022                                                                            4,000,000                4,008,640

Texas Department of Housing and Community Affairs,

   Collateralized Home Mortgage Revenue
   12.096%, 7/2/2024                                                                          4,850,000  (a)           5,474,437

Tomball Hospital Authority, Health, Hospital and Nursing Home

   Revenue (Tomball Regional Hospital) 6%, 7/1/2025                                           3,500,000                3,347,645

Tyler Health Facilities Development Corp., HR

  (East Texas Medical Center Regional Health Care

   System Project) 6.75%, 11/1/2025                                                           3,000,000                2,372,730

UTAH--.9%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           4,780,000                4,848,019

   Zero Coupon, 8/15/2024                                                                     1,545,000                  389,371

VERMONT--1.2%

Vermont Housing Finance Agency, Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            6,270,000                6,518,229

VIRGINIA--2.9%

Fairfax County Water Authority, Revenue
   9.845%, 4/1/2029                                                                           5,000,000  (a,b)         5,003,300

Greater Richmond Convention Center Authority,
   Hotel Tax Revenue (Convention Center
   Expansion Project) 6.25%, 6/15/2032                                                       10,500,000               11,131,050

WASHINGTON--5.1%

Energy Northwest:

   Electric Revenue 9.67%, 7/1/2018 (Insured; MBIA)                                          10,000,000  (a,b)        10,985,900

   Wind Project Revenue 5.875%, 7/1/2020                                                      3,000,000                2,875,020


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON (CONTINUED)

Public Utility District No. 1 of Pend Orielle County, Electric

   Revenue 6.375%, 1/1/2015                                                                   3,755,000                3,910,194

Seattle, Water System Revenue

   6%, 7/1/2029 (Insured; FGIC)                                                              10,000,000               10,561,600

WEST VIRGINIA--6.2%

Braxton County, SWDR (Weyerhaeuser Co. Project):

   5.40%, 5/1/2025                                                                           12,750,000               11,710,492

   6.125%, 4/1/2026                                                                          14,000,000               14,143,220

West Virginia Housing Development Fund, Housing Finance

   6.50%, 5/1/2028                                                                            5,935,000                6,184,329

West Virginia Water Development Authority, Water

   Development Revenue 6.375%, 7/1/2039                                                       2,250,000                2,409,638

WISCONSIN--4.6%

Wisconsin Health and Educational Facilities Authority, Health,

  Hospital and Nursing Home Revenue

   (Aurora Health Care Inc.) 5.60%, 2/15/2029                                                 9,705,000                8,794,574

Wisconsin Housing and Economic Development Authority:

   11.306%, 7/1/2025                                                                          6,250,000  (a,b)         6,538,437

   6.45%, 9/1/2030                                                                            9,915,000               10,335,892

WYOMING--.8%

Sweetwater County, SWDR (FMC Corp. Project):

   7%, 6/1/2024                                                                               2,200,000                2,213,090

   6.90%, 9/1/2024                                                                            2,000,000                1,993,080

U. S. RELATED--1.4%

Guam Housing Corp., SFMR

   5.75%, 9/1/2031 (Collateralized; FHLMC)                                                      965,000                  964,952

Puerto Rico Highway and Transportation Authority,
   Transportation Revenue 6%, 7/1/2039                                                        6,000,000                6,791,460
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $826,389,500)                                                             149.0%             825,352,559

CASH AND RECEIVABLES (NET)                                                                          2.4%              13,640,003

PREFERRED STOCK, AT REDEMPTION VALUE                                                              (51.4%)           (285,000,000)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                      100.0%             533,992,562

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FHLMC                     Federal Home Loan Mortgage
                             Corporation

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

SFMR                      Single-Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              24.0

AA                               Aa                              AA                                               14.7

A                                A                               A                                                15.5

BBB                              Baa                             BBB                                              21.8

BB                               Ba                              BB                                               12.6

B                                B                               B                                                 3.1

CCC                              Caa                             CCC                                                .2

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     8.1

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31,
     2002, THESE SECURITIES AMOUNTED TO $69,497,837 OR 8.3% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  NON-INCOME PRODUCING SECURITY. INTEREST PAYMENT IN DEFAULT.(

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           826,389,500   825,352,559

Interest receivable                                                  16,313,606

Prepaid expenses                                                        270,030

                                                                    841,936,195
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           582,435

Cash overdraft due to Custodian                                       1,864,739

Dividends payable to preferred shareholders                             244,804

Commissions payable                                                       8,726

Accrued expenses                                                        242,929

                                                                      2,943,633
--------------------------------------------------------------------------------

AUCTION PREFERRED STOCK, Series M, T, W, Th and F
  par value $.001 per share (11,400 shares
  issued and outstanding at $25,000 per share
  liquidation preference)--Note 1                                   285,000,000
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                    553,992,562
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Common Stock par value, $.001 per share
  (58,791,584 shares issued and outstanding)                             58,792

Paid-in capital                                                     554,180,263

Accumulated undistributed investment income--net                     10,816,594

Accumulated net realized gain (loss) on investments                 (10,026,146)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (1,036,941)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        553,992,562
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      58,791,584

NET ASSET VALUE PER SHARE OF COMMON STOCK ($)                              9.42

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     28,320,851

EXPENSES:

Management fee--Note 3(a)                                            3,141,195

Commission fees--Note 1                                                368,055

Shareholder servicing costs                                             72,108

Custodian fees--Note 3(b)                                               69,270

Shareholders' reports                                                   47,069

Directors' fees and expenses--Note 3(c)                                 38,737

Professional fees                                                       27,480

Registration fees                                                       25,161

Miscellaneous                                                           23,714

TOTAL EXPENSES                                                       3,812,789

INVESTMENT INCOME--NET                                              24,508,062
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                294,928

Net unrealized appreciation (depreciation) on investments          (18,477,954)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (18,183,026)

DIVIDENDS ON PREFERRED STOCK                                        (2,409,921)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,915,115

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2002           Year Ended
                                             (Unaudited)  September 30, 2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         24,508,062           48,099,612

Net realized gain (loss) on investments           294,928             (140,789)

Net unrealized appreciation (depreciation)
   on investments                             (18,477,954)          11,272,993

Dividends on Preferred Stock                   (2,409,921)          (9,541,005)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,915,115           49,690,811
--------------------------------------------------------------------------------

DIVIDENDS TO COMMON SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (17,937,625)         (32,904,664)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED                            2,290,267                   --

TOTAL INCREASE (DECREASE) IN NET ASSETS       (11,732,243)          16,786,147
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           565,724,805          548,938,658

END OF PERIOD                                 553,992,562          565,724,805

Undistributed investment income--net           10,816,594            6,453,159
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares issued for dividends reinvested            242,368                   --

(A)  RESTATED TO CONFORM TO CURRENT YEAR'S PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            March 31, 2002                              Year Ended September 30,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)(a)          2001         2000         1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                9.66              9.38         9.41        10.22          10.02          9.88

Investment Operations:

Investment income--net                                 .42(b)            .82          .71          .56            .59           .66

Net realized and unrealized
   gain (loss) on investments                         (.31)              .18          .02         (.80)           .25           .16

Dividends on Preferred Stock
   from net investment income                         (.04)             (.16)        (.13)          --             --            --

Total from
   Investment Operations                               .07               .84          .60         (.24)           .84           .82

Distributions to
   Common Shareholders:

Dividends from investment
   income--net                                        (.31)             (.56)        (.55)        (.57)          (.64)         (.68)

Dividends from net realized
   gain on investments                                  --                --         (.02)          --             --            --

Total Distributions to
   Common Shareholders                                (.31)             (.56)        (.57)        (.57)          (.64)         (.68)

Capital Stock transactions,
   net effect of Preferred
   Stock offerings                                      --                --         (.06)          --             --            --

Net asset value, end of period                        9.42              9.66         9.38         9.41          10.22         10.02

Market Value, end of period                           9.60              9.69        89_16            8         105_16         105_8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   2.30(d)          20.22        14.76       (17.55)          3.35         13.77




                                          Six Months Ended
                                            March 31, 2002                               Year Ended September 30,
                                                                   -----------------------------------------------------------------

                                                (Unaudited)(a)          2001           2000          1999           1998       1997
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses to
   average net assets
   applicable to Common Stock                         1.38(e,f,g)       1.39(f,g)     1.25(f,g)       .84            .85       .85

Ratio of net investment income
   to average net assets
   applicable to Common Stock                         8.86(e,f,g)       8.49(f,g)     7.91(f,g)      5.63           5.78      6.64

Portfolio Turnover Rate                              15.28(d)          10.07         19.03          27.05          20.95     16.66

Assets Coverage of
   Preferred Stock,
   end of period                                       294               299           295             --             --        --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of
   Preferred Stock,
   end of period ($ x 1,000)                       553,993           565,725       548,939        550,755        595,693    577,209

Preferred Stock outstanding,
   end of period ($ x 1,000)                       285,000           285,000       285,000             --             --        --

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MARCH 31,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 8.82% TO 8.86%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  CALCULATED BASED ON MARKET VALUE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

(F)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(G)  THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS AND THE RATIO OF NET
     INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .91% AND 5.85%,
     RESPECTIVELY, FOR THE SIX MONTHS ENDED MARCH 31, 2002, .92% AND 5.65%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2001 AND .92% AND 5.79%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2000.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund' s Common Stock trades on the New York Stock Exchange under the ticker symbol LEO.

The fund has outstanding 2,280 shares of each of Series M, Series T, Series W, Series TH and Series F, for a total of 11,400 shares of Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividends rates are determined pursuant to periodic auctions. Bankers Trust, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS OF COMMON STOCK ("COMMON SHAREHOLDERS(S)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, The Bank of New York will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 14, 2002, the Board of Directors declared a cash dividend of $.060 per share from investment income-net, payable on April 25, 2002 to Common Shareholders of record as of the close of business on April 11, 2002.

(D) DIVIDENDS TO SHAREHOLDERS OF APS: For APS, dividends are currently reset every 7 days for Series M, Series T and Series Th. The dividend rate for Series W will be in effect until December 5, 2002. The dividend rate for Series F will be in effect until February 7, 2003. The dividend rate in effect at March 31, 2002 were as follows: Series M-1.35%, Series T-1.45%, Series W-2.30%, Series TH-1.45% and Series F-1.90%.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $9,837,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 11_2% of the next $20 million and 1% of the The Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

excess over $30 million of the average value of the fund's net assets. During the period ended March 31, 2002, there was no expense reimbursement pursuant to the Agreement.

(B) The fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement for providing custodial services to the fund. During the period ended March 31, 2002, $69,270 was charged by Boston Safe Deposit and Trust Company pursuant to the custody agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $139,497,892 and $125,218,281, respectively.

At March 31, 2002, accumulated net unrealized depreciation on investments was $1,036,941, consisting of $29,259,177 gross unrealized appreciation and $30,296,118 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

(A) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to October 1, 2001, the fund amortized premiums on debt on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $202,919 increase in accumulated undistributed investment income-net and a corresponding $202,919 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on September 30, 2001

The effect of this change for the period ended March 31, 2002 was to increase net investment income by $92,246, decrease net unrealized appreciation (depreciation) by $35,638 and decrease net realized gains (losses) by $56,608. The statement of changes in net assets and financial highlights for the prior periods, have not been restated to reflect this change in presentation.

(B) Effective October 1, 2000, the fund adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred stock for which its redemption is outside of the fund's control should be presented outside of net assets in the statement of assets and liabilities. The redemption of the fund's preferred stock is outside of the control of the fund because of provisions in the fund's Articles Supplementary Creating Five Series of Auction Preferred Stock relating to compliance with rating agency guidelines. In adopting EITF D-98, the fund's net assets as of October 1, 2000 in the statement of changes in net assets is restated by excluding preferred stock valued at $285,000,000 at that date. The adoption also resulted in dividends on preferred stock being reclassified from distributions on the statement of changes in net assets to a separate line item within the statement of operations. This resulted in a decrease of $2,409,921 and $9,541,005 to net assets from operations for the periods ended March 31, 2002 and September 30, 2001, respectively. As part of the adoption, per share distributions of dividends on preferred stock was reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.

                                                             The Fund

NOTES

NOTES

OFFICERS AND DIRECTORS

Dreyfus Strategic Municipals, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino

David W. Burke

Hodding Carter, III

Ehud Houminer

Richard C. Leone

Hans C. Mautner

Robin A. Pringle(*)

John E. Zuccotti(*)

* AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President
      Stephen E. Canter

Vice President
      Mark N. Jacobs

Executive Vice President
      Paul Disdier

Secretary
      John B. Hammalian

Assistant Secretary
      Steven F. Newman

Treasurer
      James Windels

Assistant Treasurers
      Gregory S. Gruber
      Kenneth J. Sandgren

PORTFOLIO MANAGERS:

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph A. Irace

PORTFOLIO MANAGERS (CONTINUED)

Colleen A. Meehan

W. Michael Petty

Scott Sprauer

James Welch

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit
and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

The Bank of New York (Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: LEO

INITIAL SEC EFFECTIVE DATE

9/23/87

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--NATIONAL MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus Strategic Municipals, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and
                        Trust Company
                        One Boston Place
                        Boston, MA 02108

                        Transfer Agent
                        & Dividend Disbursing Agent and Registrar
                        (Common Stock)

                        The Bank of New York
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(c) 2002 Dreyfus Service Corporation                                  853SA0302